                                                                               .
                                                                               .
                                                                               .
                                                               Exhibit (g)(viii)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                            EFFECTIVE DATE
A.  Sweep Share Classes
Schwab Money Market Fund                                                        May 1, 1993

Schwab Government Money Fund                                                    May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                        May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                             May 1, 1993

Schwab US Treasury Money Fund                                                   May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                               November 10, 1994

Schwab New Jersey Municipal Money Fund                                          January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                        January 20, 1998

Schwab AMT Tax-Free Money Fund (formerly Schwab Florida Municipal Money Fund)   February 16, 1998
-- Sweep Shares

Schwab Massachusetts Municipal Money Fund                                       April 21, 2003

Schwab Cash Reserves                                                            July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares                                    July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares                            July 9, 2004



B.  Other Share Classes
Schwab Value Advantage Money Fund -- Investor Shares                            May 1, 1993

Schwab Value Advantage Money Fund -- Institutional Shares                       June 14, 2002

Schwab Value Advantage Money Fund -- Select Shares                              February 25, 2003

Schwab Value Advantage Money Fund -- Institutional Prime Shares                 May 24, 2006

Schwab Retirement Advantage Money Fund (formerly Schwab Institutional           May 1, 1993
Advantage Money Fund)

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)              November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                           June 6, 1995

Schwab Municipal Money Fund -- Institutional Shares                             May 29, 2003

Schwab Municipal Money Fund -- Select Shares                                    May 29, 2003

FUND                                                                            EFFECTIVE DATE
Schwab California Municipal Money Fund -- Value Advantage Shares                June 6, 1995

Schwab New York Municipal Money Fund -- Value Advantage Shares                  June 6, 1995

Schwab AMT Tax-Free Money Fund -- Value Advantage Shares                        November 1, 2006

Schwab California AMT Tax-Free Money Fund -- Value Advantage Shares             October 1, 2007



                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:      /s/ Kimon Daifotis
                                        ---------------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income


                               CHARLES SCHWAB & CO., INC.

                               By:      /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President
                                        Mutual Fund Client Services

Dated as of 10/01/07

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                FEE
A. Sweep Share Classes
   Schwab Money Market Fund            An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Government Money Fund        An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Municipal Money Fund-Sweep   An annual fee, payable monthly, of twenty
   Shares (formerly Schwab Tax-Exempt  one-hundredths of one percent (.20%) of
   Money Fund)                         the Fund's average daily net assets

   Schwab California Municipal Money   An annual fee, payable monthly, of twenty
   Fund-Sweep Shares (formerly Schwab  one-hundredths of one percent (.20%) of
   California Tax-Exempt Money Fund)   the Fund's average daily net assets

   Schwab US Treasury Money Fund       An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab New York Municipal Money     An annual fee, payable monthly, of twenty
   Fund-Sweep Shares (formerly Schwab  one-hundredths of one percent (.20%) of
   New York Tax-Exempt Money Fund)     the Fund's average daily net assets

   Schwab New Jersey Municipal Money   An annual fee, payable monthly, of twenty
   Fund                                one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Pennsylvania Municipal       An annual fee, payable monthly, of twenty
   Money Fund                          one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab AMT Tax-Free Money Fund      An annual fee, payable monthly, of twenty
   (formerly Schwab Florida Municipal  one-hundredths of one percent (.20%) of
   Money Fund) -- Sweep Shares         the Fund's average daily net assets

   FUND                                FEE
   Schwab Massachusetts Municipal      An annual fee, payable monthly, of twenty
   Money Fund                          one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Cash Reserves                An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Advisor Cash Reserves        An annual fee, payable monthly, of twenty
   -- Sweep Shares                     one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Advisor Cash Reserves        An annual fee, payable monthly, of twenty
   -- Premier Sweep Shares             one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

B. Other Share Classes

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of twenty
   -- Investor Shares                  one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of three
   -- Institutional Shares             one-hundredths of one percent (.03%) of
                                       the Fund's average daily net assets

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of ten
   -- Select Shares                    one-hundredths of one percent (.10%) of
                                       the Fund's average daily net assets

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of one
   -- Institutional Prime Shares       one-hundredths of one percent (.01%) of
                                       the Fund's average daily net assets

   Schwab Retirement Advantage Money   An annual fee, payable monthly, of
   Fund (formerly Schwab               seventeen one-hundredths of one percent
   Institutional Advantage Money       (.17%) of the Fund's average daily net
   Fund)                               assets

   Schwab Investor Money Fund          An annual fee, payable monthly, of twenty
   (formerly Schwab Retirement Money   one-hundredths of one percent (.20%) of
   Fund)                               the Fund's average daily net assets

   Schwab Municipal Money Fund         An annual fee, payable monthly, of
   -- Value Advantage Shares           seventeen one-hundredths of one percent
   (formerly Schwab Tax-Exempt Money   (.17%) of the Fund's average daily net
   Fund)                               assets

   Schwab Municipal Money Fund         An annual fee, payable monthly, of
   -- Institutional Shares             seventeen one-hundredths of one percent
                                       (.17%) of the Fund's average daily net
                                       assets

   Schwab Municipal Money Fund         An annual fee, payable monthly, of
   -- Select Shares                    seventeen one-hundredths of one percent
                                       (.17%) of the Fund's average daily net
                                       assets

   Schwab California Municipal Money   An annual fee, payable monthly, of
   Fund -- Value Advantage Shares      seventeen one-hundredths of one percent
   (formerly Schwab California         (.17%) of the Fund's average daily net
   Tax-Exempt Money Fund)              assets

   Schwab New York Municipal Money     An annual fee, payable monthly, of
   Fund -- Value Advantage Shares      seventeen one-hundredths of one percent
   (formerly Schwab New York           (.17%) of the Fund's average daily net
   Tax-Exempt Money Fund)              assets

   Schwab AMT Tax-Free Money Fund      An annual fee, payable monthly, of
   -- Value Advantage Shares           seventeen one-hundredths of one percent
                                       (.17%) of the Fund's average daily net
                                       assets

   Schwab California AMT Tax-Free      An annual fee, payable monthly, of
   Money Fund -- Value Advantage       seventeen one-hundredths of one percent
   Shares                              (.17%) of the Fund's average daily net
                                       assets


                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:      /s/ Kimon Daifotis
                                        ---------------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

                               CHARLES SCHWAB & CO., INC.

                               By:      /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President
                                        Mutual Fund Client Services


Dated as of 10/01/07